UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2022

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Arbutus Biopharma Corporation

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-34949	98-0597776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Veterans Circle

Warminster, Pennsylvania 18974

(Address of Principal Executive Offices) (Zip Code)

(267) 469-0914

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 24, 2022, Arbutus Biopharma Corporation (the "Company") issued a press release (the "Press Release") announcing its 2022 corporate objectives and providing certain estimated and projected financial information, including its estimated cash, cash equivalents and investments as of December 31, 2021. The amounts included in the Press Release are preliminary, have not been audited and are subject to change upon completion of the Company's audited financial statements for the year ended December 31, 2021. Additional information and disclosures would be required for a more complete understanding of the Company's financial position and results of operations as of December 31, 2021. A copy of the Press Release is furnished as Exhibit 99.1 hereto.

On January 24, 2022, the Company posted an updated corporate presentation on its website at www.arbutusbio.com (the "Corporate Presentation"), which included the Company's estimated cash, cash equivalents and investments as of December 31, 2021. A copy of the Corporate Presentation is furnished as Exhibit 99.2 hereto.

Item 8.01. Other Events.

On January 24, 2022, the Company issued the Press Release, a copy of which is filed herewith as Exhibit 99.1 hereto and is incorporated by reference herein.

A copy of the Corporate Presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 24, 2022
99.2	Corporate Presentation January 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: January 24, 2022	By:	/s/ David C. Hastings
David C. Hastings
Chief Financial Officer